UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: BlackRock MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 11/30/07

Date of reporting period: 12/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock MuniYield                                                    BLACKROCK
New Jersey Fund, Inc.

SEMI-ANNUAL REPORT
MAY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of May 31, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 35.22% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)


2       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                          6-month            12-month
=====================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                                +10.29%            +22.79%
---------------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                               + 8.39             +18.92
---------------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                          +14.08             +26.84
---------------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                        + 0.69             + 6.66
---------------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             + 0.30             + 4.84
---------------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)           + 6.02             +12.64
---------------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      Our focus on improving distributable income for shareholders and increasing the Fund's capital appreciation potential led us to invest largely on the long end of the municipal yield curve.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply over the past six months while bond prices, which move opposite of yields, fell. Strong U.S. equity markets, continued moderate employment growth and mounting investor conviction that the Federal Reserve Board (the Fed) would keep interest rates steady for the remainder of the year combined to push bond prices lower in recent months.

At the end of May 2007, 30-year U.S. Treasury bond yields stood at 5.01%, having increased 45 basis points (.45%) during the six-month period to reach their highest level in nearly a year. Ten-year Treasury note yields rose 49 basis points to 4.90% during the same period. In the tax-exempt market, strong investor demand allowed municipal bond prices to decline less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated tax-exempt bonds maturing in 30 years increased 34 basis points to 4.25%. Yields on similarly rated 10-year issues increased 35 basis points to end the period at 3.91%.

Investor demand for municipal product continued to strengthen throughout the six-month reporting period, as new-issue supply increased. Statistics from the Investment Company Institute indicate that long-term municipal bond funds received more than $10.1 billion in net new cash flows during the first four months of 2007, a 71% increase versus the first four months of 2006. Meanwhile, issuance of new long-term municipal bonds totaled more than $230 billion during the six-month reporting period, an increase of over 35% compared to the same six months a year ago.

The increase in new bond supply seen so far this year appears unlikely to abate significantly. As such, investor demand will be critical in maintaining the tax-exempt market's strong technical position. We expect that both traditional and non-traditional investors will continue to be drawn to the municipal market given the relative stability of tax-exempt yield ratios in recent months and the steepness of the municipal yield curve compared to the taxable curve. We believe this should help to support the market's performance in the months ahead.

Describe conditions in the State of New Jersey.

The State of New Jersey ended the period with ratings of Aa3, AA and AA- from Moody's, Standard & Poor's and Fitch, respectively, with stable outlooks from all three agencies. New Jersey ranks fourth in both debt per capita and debt as a percent of personal income, according to Moody's. It ranked second in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. New Jersey's May 2007 unemployment rate was 4.3%, below the national rate of 4.5%.

Recently, Governor Corzine signed legislation approving a tax reform measure that cuts property taxes for most New Jersey residents by 20% and imposes an annual 4% cap on property tax increases by municipalities and school districts, although various spending exemptions exist. In February, the governor presented a fiscal year 2008 budget totaling $33.3 billion, a 7% increase (or $2.2 billion) from the prior fiscal year. The majority of the spending increase (approximately $1.9 billion) is dedicated to the abovementioned property tax relief and will be funded by projected reserves at the end of fiscal year 2007 and projected base growth in fiscal year 2008. Budgetary pressures from retired employees' healthcare and pension costs remain a key credit concern, especially as the amounts and uses of past pension contributions are now in question.

How did the Fund perform during the period?

For the six-month period ended May 31, 2007, the Common Stock of BlackRock MuniYield New Jersey Fund, Inc. had net annualized yields of 4.53% and 4.70%, based on a period-end per share net asset value of $15.41 and a per share market price of $14.85, respectively, and $.348 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.83%, based on a change in per share net asset value from $15.90 to $15.41, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the -.68% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) As in the past, the Fund's inability to invest in non-investment grade credits had a negative effect on performance and income relative to the Lipper category average, as


4       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007
lower-quality issues continued to outperform throughout the reporting period. Another detractor from performance was the ongoing effect of a low-interest-rate environment wherein the Fund's higher-coupon bonds continued to be called away. In an environment where we cannot replace the higher yields lost to calls, this phenomenon dampened the distribution rate of the Fund. Our investing largely on the long end of the municipal yield curve during the period also hindered performance somewhat. While this strategy added above-market yield to the portfolio, it also increased volatility, which resulted in slightly greater than average net asset value deterioration when the market sold off. Lastly, the Fund's healthcare holdings detracted from overall performance as a recent surge of issuance in the sector and a growing perception among investors of increased risks associated with hospital- and healthcare-backed bonds depressed valuations.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity reflected our efforts to improve the Fund's distribution rate.

New issuance of New Jersey municipal bonds was up 11% versus the same six months a year ago. Practically all of the increase was attributed to the state's refunding of $3.6 billion in bonds issued as part of the tobacco industry settlement. The tobacco bond refunding provided a gain for the Fund via the price appreciation associated with the prerefunding of existing holdings, and allowed us to maintain our exposure to this sector. Excluding the tobacco settlement bonds, new issuance was down 42.4%.

Key purchases during the semi-annual period included new-issue housing bonds, Puerto Rico bonds and out-of-favor coupons (mainly discounted bonds), each of which offers above-market yield and enhances the portfolio's liquidity and potential for capital appreciation. Conversely, we continued to trim the portfolio's short-term holdings, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (primarily those having a call date within three years or less). These bonds are priced with a premium and, as the call date approaches, their value depreciates at an accelerating rate and they generally underperform the overall market. Although this move temporarily hurts distributable income, we believe it is a worthwhile trade-off to protect the future total return potential of the Fund.

For the six-month period ended May 31, 2007, the Fund's Auction Market Preferred Stock had an average yield of 3.30% for Series A, 3.31% for Series B and 3.28% for Series C. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed kept the federal funds target interest rate steady at 5.25% since first pausing last August. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We maintained a fully invested portfolio throughout and ended the period with a slightly longer duration than that of our comparable Lipper group. Going forward, we will continue to focus our efforts on identifying compelling relative value trading opportunities, while seeking to enhance the Fund's yield and capital appreciation potential. We also will seek additional opportunities to sell shorter-dated bonds and reinvest those proceeds in attractive, longer-dated bonds.

Timothy T. Browse, CFA
Portfolio Manager

June 26, 2007


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       5

Portfolio Information as of May 31, 2007

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      59.5%
AA/Aa ............................................................      10.7
A/A ..............................................................       9.4
BBB/Baa ..........................................................      17.3
BB/Ba ............................................................       0.6
CCC/Caa ..........................................................       0.5
NR (Not Rated) ...................................................       1.4
Other* ...........................................................       0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

Schedule of Investments as of May 31, 2007 (Unaudited)            (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
New Jersey -- 137.5%
--------------------------------------------------------------------------------
   $ 1,000    Burlington County, New Jersey, Bridge Commission
              Revenue Bonds (Governmental Leasing Program),
              5.25% due 8/15/2012 (f)                                  $   1,065
--------------------------------------------------------------------------------
     1,500    Delaware River and Bay Authority Revenue Bonds,
              5% due 1/01/2033 (d)                                         1,554
--------------------------------------------------------------------------------
              Delaware River Joint Toll Bridge Commission of
              New Jersey and Pennsylvania, Bridge Revenue
              Refunding Bonds:
     2,010        5% due 7/01/2021                                         2,080
     3,645        5% due 7/01/2028                                         3,757
--------------------------------------------------------------------------------
     2,620    Essex County, New Jersey, Improvement Authority
              Revenue Bonds, Series A, 5% due 10/01/2013 (b)(f)            2,783
--------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Capital
              Appreciation Revenue Bonds, Series B (c)(h):
     6,860        5.12% due 11/01/2023                                     3,320
     4,540        5.25% due 11/01/2028                                     1,711
--------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Open
              Space and Farmland Preservation Revenue Bonds,
              Series A (c):
     4,300        5.80% due 11/01/2022                                     4,845
     5,460        5.75% due 11/01/2028                                     6,535
--------------------------------------------------------------------------------
              Gloucester County, New Jersey, Improvement Authority,
              Solid Waste Resource Recovery, Revenue Refunding
              Bonds (Waste Management Inc. Project):
     1,180        AMT, Series B, 7% due 12/01/2029                         1,255
     2,000        Series A, 6.85% due 12/01/2029                           2,126
--------------------------------------------------------------------------------
     1,500    Hudson County, New Jersey, COP, Refunding,
              6.25% due 12/01/2016 (d)                                     1,754
--------------------------------------------------------------------------------
     4,500    Hudson County, New Jersey, Improvement Authority,
              Facility Lease Revenue Refunding Bonds (Hudson
              County Lease Project), 5.375% due 10/01/2024 (b)             4,625
--------------------------------------------------------------------------------
     6,840    Jackson Township, New Jersey, School District, GO,
              5% due 4/15/2012 (b)(f)                                      7,183
--------------------------------------------------------------------------------
              Middlesex County, New Jersey, Improvement
              Authority, County-Guaranteed Revenue Bonds
              (Golf Course Projects):
     1,455        5.25% due 6/01/2022                                      1,561
     3,050        5% due 6/01/2029                                         3,183
--------------------------------------------------------------------------------
       970    Middlesex County, New Jersey, Improvement Authority,
              Senior Revenue Bonds (Heldrich Center Hotel/
              Conference Project), Series A, 5% due 1/01/2020                985
--------------------------------------------------------------------------------
     1,500    Middlesex County, New Jersey, Pollution Control
              Financing Authority, Revenue Refunding Bonds
              (Amerada Hess Corporation), 6.05% due 9/15/2034              1,617
--------------------------------------------------------------------------------
              Monmouth County, New Jersey, Improvement Authority,
              Governmental Loan Revenue Refunding Bonds (a):
     2,235        5% due 12/01/2015                                        2,336
     2,345        5% due 12/01/2016                                        2,451
--------------------------------------------------------------------------------
              New Jersey EDA, Cigarette Tax Revenue Bonds:
     1,720        5.625% due 6/15/2019                                     1,788
     1,895        5.75% due 6/15/2029                                      2,036
     2,000        5.75% due 6/15/2029 (k)                                  2,215
       370        5.50% due 6/15/2031                                        390
       755        5.75% due 6/15/2034                                        807
--------------------------------------------------------------------------------
              New Jersey EDA, EDR (Masonic Charity Foundation of
              New Jersey):
     1,425        5.25% due 6/01/2024                                      1,501
       685        5.25% due 6/01/2032                                        721
--------------------------------------------------------------------------------
     1,500    New Jersey EDA, First Mortgage Revenue Bonds
              (Fellowship Village), Series C, 5.50% due 1/01/2028          1,521
--------------------------------------------------------------------------------
              New Jersey EDA, First Mortgage Revenue
              Refunding Bonds:
     1,250        (Fellowship Village), Series A, 5.50%
                  due 1/01/2018                                            1,266
     3,500        (Fellowship Village), Series A, 5.50%
                  due 1/01/2025                                            3,536
     2,500        (The Winchester Gardens at Ward Homestead
                  Project), Series A, 5.75% due 11/01/2024                 2,664
     2,000        (The Winchester Gardens at Ward Homestead
                  Project), Series A, 5.80% due 11/01/2031                 2,145
--------------------------------------------------------------------------------
    14,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
              Bonds, Series A, 5.25% due 7/01/2033 (d)                    14,883
--------------------------------------------------------------------------------
              New Jersey EDA, Revenue Bonds:
       220        (Department of Human Services),
                  5% due 7/01/2012                                           229
     3,850        (Saint Barnabas Project), Series A,
                  6.30% due 7/01/2024 (d)(h)                               1,800
--------------------------------------------------------------------------------
              New Jersey EDA, School Facilities Construction
              Revenue Bonds:
     5,800        Series L, 5% due 3/01/2030 (c)                           6,057
     3,400        Series O, 5.25% due 3/01/2023                            3,645
     3,000        Series P, 5% due 9/01/2015                               3,200
     3,115        Series P, 5.25% due 9/01/2016                            3,366
--------------------------------------------------------------------------------
     1,750    New Jersey EDA, Sewer Facilities Revenue Refunding
              Bonds (Anheuser Busch), AMT, 4.95% due 3/01/2047             1,748
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CABS    Capital Appreciation Bonds
COP     Certificates of Participation
EDA     Economic Development Authority
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
M/F     Multi-Family
S/F     Single-Family


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------
   $ 6,670    New Jersey EDA, Water Facilities Revenue Bonds
              (New Jersey-American Water Company, Inc. Project),
              AMT, Series A, 6.875% due 11/01/2034 (b)                 $   6,750
--------------------------------------------------------------------------------
     5,975    New Jersey Environmental Infrastructure Trust Revenue
              Bonds (Environmental Infrastructure), Series A,
              5.25% due 9/01/2010 (f)                                      6,286
--------------------------------------------------------------------------------
     1,100    New Jersey Health Care Facilities Financing Authority,
              Health System Revenue Bonds (Catholic Health East),
              Series A, 5.375% due 11/15/2012 (f)                          1,179
--------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority
              Revenue Bonds:
     1,540        (Children's Specialized Hospital), Series A,
                  5.50% due 7/01/2036                                      1,616
     1,950        (Hunterdon Medical Center), Series A,
                  5.125% due 7/01/2035                                     2,009
     1,845        (Pascack Valley Hospital Association),
                  6.625% due 7/01/2036                                     1,651
     1,845        (RWJ Healthcare Corporation), Series B,
                  5% due 7/01/2035 (e)                                     1,909
     4,000        (Robert Wood University), 5.70%
                  due 7/01/2020 (a)                                        4,199
     1,875        (Somerset Medical Center), 5.50% due 7/01/2033           1,934
     6,640        (South Jersey Hospital), 6% due 7/01/2012 (f)            7,239
     2,000        (Southern Ocean County Hospital), 5.125%
                  due 7/01/2031 (e)                                        2,068
--------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority,
              Revenue Refunding Bonds:
     1,020        (Atlantic City Medical Center), 6.25%
                  due 7/01/2017                                            1,118
     2,185        (Atlantic City Medical Center), 5.75%
                  due 7/01/2025                                            2,319
     1,650        (Capital Health System Inc.), Series A, 5.75%
                  due 7/01/2023                                            1,750
     5,500        (Holy Name Hospital), 6% due 7/01/2025                   5,619
     1,500        (Meridian Health System Obligation Group),
                  5.25% due 7/01/2019 (c)                                  1,553
     2,250        (Meridian Health System Obligation Group),
                  5.375% due 7/01/2024 (c)                                 2,329
     2,195        (Meridian Health System Obligation Group),
                  5.25% due 7/01/2029 (c)                                  2,269
     4,255        (Saint Barnabas Health Care System), Series A,
                  5% due 7/01/2029  4,281
    12,000        (Saint Barnabas Health Care System), Series B,
                  5.12% due 7/01/2037 (h)                                  2,367
     2,720        (Saint Barnabas Health Care System), Series B,
                  5.13% due 7/01/2038 (h)                                    508
     1,385        (South Jersey Hospital System), 5% due 7/01/2036         1,402
     1,650        (South Jersey Hospital System), 5% due 7/01/2046         1,666
--------------------------------------------------------------------------------
     4,150    New Jersey State Educational Facilities Authority,
              Higher Education, Capital Improvement Revenue
              Bonds, Series A, 5.125% due 9/01/2012 (a)(f)                 4,397
--------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority
              Revenue Bonds:
     2,000        (Georgian Court College Project), Series C,
                  6.50% due 7/01/2033                                      2,222
     1,955        (Rowan University), Series C, 5%
                  due 7/01/2014 (d)(f)                                     2,084
     2,165        (Rowan University), Series C, 5.125%
                  due 7/01/2014 (d)(f)                                     2,325
       400        (Rowan University), Series G, 4.50%
                  due 7/01/2031 (d)                                          394
--------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority,
              Revenue Refunding Bonds:
     5,305        (Montclair State University), Series L, 5%
                  due 7/01/2014 (d)(f)                                     5,656
     1,870        (Princeton Theological Seminary), 5%
                  due 7/01/2026                                            1,952
     2,600        (Princeton University), Series A, 5% due 7/01/2030       2,738
       750        (Ramapo College), Series I, 4.25%
                  due 7/01/2031 (a)                                          720
     1,000        (Ramapo College), Series I, 4.25%
                  due 7/01/2036 (a)                                          953
     1,000        (Rider University), 5% due 7/01/2017 (e)                 1,033
     1,255        (Rider University), Series A, 5.50%
                  due 7/01/2023 (e)                                        1,351
     1,450        (Rider University), Series A, 5.25%
                  due 7/01/2034 (e)                                        1,535
     1,300        (Rowan University), Series B, 4.25%
                  due 7/01/2034 (b)                                        1,243
--------------------------------------------------------------------------------
     3,605    New Jersey State Higher Education Assistance
              Authority, Student Loan Revenue Bonds, AMT,
              Series A, 5.30% due 6/01/2017 (a)                            3,637
--------------------------------------------------------------------------------
     2,500    New Jersey State Highway Authority, Garden State
              Parkway General Revenue Refunding Bonds,
              5.625% due 1/01/2010 (f)                                     2,634
--------------------------------------------------------------------------------
     7,175    New Jersey State Housing and Mortgage Finance
              Agency, Capital Fund Program Revenue Bonds,
              Series A, 4.70% due 11/01/2025 (c)                           7,255
--------------------------------------------------------------------------------
              New Jersey State Housing and Mortgage Finance
              Agency, Home Buyer Revenue Bonds, AMT (d):
     4,515        Series CC, 5.80% due 10/01/2020                          4,650
     2,600        Series U, 5.60% due 10/01/2012                           2,647
--------------------------------------------------------------------------------
     1,500    New Jersey State Housing and Mortgage Finance
              Agency, M/F Revenue Bonds, AMT, Series A,
              4.90% due 11/01/2035 (b)                                     1,502
--------------------------------------------------------------------------------
     1,500    New Jersey State Housing and Mortgage Finance
              Agency, S/F Housing Revenue Refunding Bonds, AMT,
              Series T, 4.65% due 10/01/2032                               1,451
--------------------------------------------------------------------------------
     3,620    New Jersey State Transit Corporation, COP (Federal
              Transit Administration Grants), Series B, 5.75%
              due 9/15/2014                                                3,901
--------------------------------------------------------------------------------


8       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey (concluded)
-------------------------------------------------------------------------------
              New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds:
   $ 3,525        Series A, 5.50% due 12/15/2021                       $  3,971
     4,140        Series C, 5.05% due 12/15/2035 (a)(h)                   1,118
     6,405        Series D, 5% due 6/15/2020                              6,698
-------------------------------------------------------------------------------
     5,865    New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Refunding Bonds,
              Series B, 5.50% due 12/15/2021 (d)                          6,654
-------------------------------------------------------------------------------
     4,870    New Jersey State Turnpike Authority, Turnpike Revenue
              Bonds, Series B, 5.15% due 1/01/2035 (a)(h)                 3,476
-------------------------------------------------------------------------------
     4,250    Newark, New Jersey, Housing Authority, Port
              Authority -- Port Newark Marine Terminal, Additional
              Rent-Backed Revenue Refunding Bonds (City of Newark
              Redevelopment Projects), 4.375% due 1/01/2037 (d)           4,109
-------------------------------------------------------------------------------
              Perth Amboy, New Jersey, GO (Convertible CABS),
              Refunding (c)(h):
     1,575        4.739% due 7/01/2033                                    1,276
     1,925        4.744% due 7/01/2034                                    1,558
-------------------------------------------------------------------------------
              Port Authority of New York and New Jersey,
              Consolidated Revenue Bonds:
     5,000        93rd Series, 6.125% due 6/01/2094                       5,912
     2,000        AMT, 108th Series, 5.875% due 1/15/2017 (c)             2,030
-------------------------------------------------------------------------------
     6,000    Rahway Valley Sewerage Authority, New Jersey,
              Sewer Revenue Bonds (Capital Appreciation), Series A,
              4.87% due 9/01/2031 (d)(h)                                  1,973
-------------------------------------------------------------------------------
              South Jersey Port Corporation of New Jersey, Revenue
              Refunding Bonds:
     4,280        4.75% due 1/01/2018                                     4,381
     2,485        4.85% due 1/01/2019                                     2,548
     2,000        5% due 1/01/2020                                        2,068
-------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of
              New Jersey, Asset-Backed Revenue Bonds:
     3,010        7% due 6/01/2013 (f)                                    3,500
     1,925        5.75% due 6/01/2032                                     2,056
-------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of
              New Jersey, Revenue Refunding Bonds:
     5,000        Series 1A, 5% due 6/01/2041                             4,875
     5,100        Series 1B, 5.65% due 6/01/2041 (h)                        781
-------------------------------------------------------------------------------
              Union County, New Jersey, Utilities Authority, Senior
              Lease Revenue Refunding Bonds (Ogden Martin
              System of Union, Inc.), AMT, Series A (a):
     1,585        5.375% due 6/01/2017                                    1,618
     1,175        5.375% due 6/01/2018                                    1,199
-------------------------------------------------------------------------------
              University of Medicine and Dentistry of New Jersey,
              Revenue Bonds, Series A (a):
       945        5.50% due 12/01/2018                                    1,015
     1,900        5.50% due 12/01/2019                                    2,041
     1,870        5.50% due 12/01/2020                                    2,009
     1,435        5.50% due 12/01/2021                                    1,542
===============================================================================
Puerto Rico -- 4.9%
-------------------------------------------------------------------------------
     1,730    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds,
              Series K, 5% due 7/01/2015 (f)                              1,860
-------------------------------------------------------------------------------
     2,750    Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series TT, 5% due 7/01/2032                          2,856
-------------------------------------------------------------------------------
     1,900    Puerto Rico Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Revenue Bonds
              (Cogeneration Facility -- AES Puerto Rico Project), AMT,
              6.625% due 6/01/2026                                        2,049
-------------------------------------------------------------------------------
     3,750    Puerto Rico Municipal Finance Agency, GO, Series A,
              5% due 8/01/2021 (c)                                        3,977
===============================================================================
U.S. Virgin Islands -- 2.7%
-------------------------------------------------------------------------------
     3,500    Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT,
              6.50% due 7/01/2021                                         3,920
-------------------------------------------------------------------------------
     1,900    Virgin Islands Public Finance Authority, Refinery
              Facilities Revenue Bonds (Hovensa Refinery), AMT, 5.875%
              due 7/01/2022                                               2,051
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $304,273) -- 145.1%                              317,666
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (g)
===============================================================================
New Jersey -- 3.8%
-------------------------------------------------------------------------------
              Delaware River Port Authority of Pennsylvania and
              New Jersey Revenue Bonds (c):
     2,500        6% due 1/01/2018                                        2,629
     5,360        6% due 1/01/2019                                        5,636
===============================================================================
Puerto Rico -- 8.1%
-------------------------------------------------------------------------------
    17,500    Puerto Rico Public Buildings Authority Revenue Bonds
              (Government Facilities), Series B, 5.25%
              due 7/01/2007 (d)(f)                                       17,783
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $25,631) -- 11.9%                                 26,048
===============================================================================

===============================================================================
   Shares
      Held    Short-Term Securities
===============================================================================
     1,942    CMA New Jersey Municipal Money Fund, 3.18% (i)(j)           1,942
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $1,942) -- 0.9%                                    1,942
===============================================================================
Total Investments (Cost -- $331,846*) -- 157.9%                         345,656

Other Assets Less Liabilities -- 2.4%                                     5,083

Liability for Trust Certificates,
  Including Interest Expense Payable -- (5.9%)                          (12,873)

Preferred Stock, at Redemption Value -- (54.4%)                        (119,019)
                                                                      ---------
Net Assets Applicable to Common Stock -- 100.0%                       $ 218,847
                                                                      =========


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       9

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 319,251
                                                                      =========
      Gross unrealized appreciation ..............................    $  14,747
      Gross unrealized depreciation ..............................       (1,022)
                                                                      ---------
      Net unrealized appreciation ................................    $  13,725
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Radian Insured.
(f)   Prerefunded.
(g) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(h) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                  1,667           $71
      --------------------------------------------------------------------------

(j)   Represents the current yield as of May 31, 2007.
(k)   Assured Guaranty Insured.

      See Notes to Financial Statements.


10       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

Statement of Net Assets

As of May 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $329,904,515)                        $ 343,713,813
            Investments in affiliated securities, at value (identified cost -- $1,941,962) .....                          1,941,962
            Cash ...............................................................................                             47,361
            Receivables:
                Interest .......................................................................    $   5,856,676
                Securities sold ................................................................          260,000         6,116,676
                                                                                                    -------------
            Prepaid expenses ...................................................................                             10,932
                                                                                                                      -------------
            Total assets .......................................................................                        351,830,744
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .................................................................                         12,680,000
            Payables:
                Dividends to Common Stock shareholders .........................................          823,788
                Interest expense ...............................................................          193,429
                Investment adviser .............................................................          143,823
                Other affiliates ...............................................................            3,270         1,164,310
                                                                                                    -------------
            Accrued expenses ...................................................................                            119,943
                                                                                                                      -------------
            Total liabilities ..................................................................                         13,964,253
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.05 per share (2,400 Series A
              Shares and 1,500 Series B Shares) and $.10 per share (860 Series C Shares) of
              AMPS* authorized, issued and outstanding at $25,000 per share liquidation
              preference .......................................................................                        119,019,138
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ..............................................                      $ 218,847,353
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (14,203,242 shares issued and outstanding) ..                      $   1,420,324
            Paid-in capital in excess of par ...................................................                        203,960,129
            Undistributed investment income -- net .............................................    $   1,676,269
            Accumulated realized capital losses -- net .........................................       (2,018,667)
            Unrealized appreciation -- net .....................................................       13,809,298
                                                                                                    -------------
            Total accumulated earnings -- net ..................................................                         13,466,900
                                                                                                                      -------------
            Total -- Equivalent to $15.41 net asset value per share of Common Stock
              (market price -- $14.85) .........................................................                      $ 218,847,353
                                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       11

Statement of Operations

For the Six Months Ended May 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................                      $   8,360,529
            Dividends from affiliates ..........................................................                             70,616
                                                                                                                      -------------
            Total income .......................................................................                          8,431,145
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $     852,143
            Interest expense and fees ..........................................................          273,935
            Commission fees ....................................................................          144,264
            Accounting services ................................................................           59,925
            Professional fees ..................................................................           36,872
            Transfer agent fees ................................................................           30,902
            Printing and shareholder reports ...................................................           25,270
            Directors' fees and expenses .......................................................            9,621
            Custodian fees .....................................................................            9,270
            Pricing fees .......................................................................            8,134
            Listing fees .......................................................................            4,481
            Other ..............................................................................           24,179
                                                                                                    -------------
            Total expenses before reimbursement ................................................        1,478,996
            Reimbursement of expenses ..........................................................          (10,129)
                                                                                                    -------------
            Total expenses after reimbursement .................................................                          1,468,867
                                                                                                                      -------------
            Investment income -- net ...........................................................                          6,962,278
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments -- net ................................................                          1,384,475
            Change in unrealized appreciation on investments -- net ............................                         (8,455,045)
                                                                                                                      -------------
            Total realized and unrealized loss -- net ..........................................                         (7,070,570)
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................                         (1,956,457)
                                                                                                                      -------------
            Net Decrease in Net Assets Resulting from Operations ...............................                      $  (2,064,749)
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

Statements of Changes in Net Assets

                                                                                                      For the Six
                                                                                                     Months Ended          For the
                                                                                                        May 31,          Year Ended
                                                                                                         2007           November 30,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)           2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $   6,962,278     $  14,265,484
            Realized gain -- net ...............................................................        1,384,475         1,517,835
            Change in unrealized appreciation -- net ...........................................       (8,455,045)        6,246,899
            Dividends to Preferred Stock shareholders ..........................................       (1,956,457)       (3,617,009)
                                                                                                    -------------------------------
            Net increase (decrease) in net assets resulting from operations ....................       (2,064,749)       18,413,209
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................       (4,942,729)      (10,808,667)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ...       (4,942,729)      (10,808,667)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock .................       (7,007,478)        7,604,542
            Beginning of period ................................................................      225,854,831       218,250,289
                                                                                                    -------------------------------
            End of period* .....................................................................    $ 218,847,353     $ 225,854,831
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $   1,676,269     $   1,613,177
                                                                                                    ===============================

      See Notes to Financial Statements.


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       13

                                                    For the Six
The following per share data and ratios have       Months Ended                    For the Year Ended November 30,
 been derived from information provided in          May 31, 2007   ----------------------------------------------------------------
the financial statements.                           (Unaudited)       2006         2005           2004          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ..       $  15.90      $  15.37      $  15.25      $  15.39      $  14.84      $  14.78
                                                     ------------------------------------------------------------------------------
       Investment income -- net ..............            .50++        1.00++        1.01++        1.06++        1.05++        1.06
       Realized and unrealized gain
         (loss) -- net .......................           (.50)          .54           .18          (.14)          .52           .05
       Dividends and distributions to
         Preferred Stock shareholders:
           Investment income -- net ..........           (.14)         (.25)         (.16)         (.08)         (.06)         (.09)
           Realized gain -- net ..............             --            --            --            --            --            --+
                                                     ------------------------------------------------------------------------------
       Total from investment operations ......           (.14)         1.29          1.03           .84          1.51          1.02
                                                     ------------------------------------------------------------------------------
       Less dividends and distributions to
         Common Stock shareholders:
           Investment income -- net ..........           (.35)         (.76)         (.91)         (.96)         (.96)         (.96)
           Realized gain -- net ..............             --            --            --            --            --            --+
                                                     ------------------------------------------------------------------------------
       Total dividends and distributions to
         Common Stock shareholders ...........           (.35)         (.76)         (.91)         (.96)         (.96)         (.96)
                                                     ------------------------------------------------------------------------------
       Offering and underwriting costs,
         including adjustments, resulting
         from the issuance of Preferred Stock              --            --            --+         (.02)           --            --
                                                     ------------------------------------------------------------------------------
       Net asset value, end of period ........       $  15.41      $  15.90      $  15.37      $  15.25      $  15.39      $  14.84
                                                     ==============================================================================
       Market price per share, end of period .       $  14.85      $  15.47      $  14.38      $  14.73      $  14.34      $  14.07
                                                     ==============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share ....           (.83%)@@      8.83%         7.08%         5.84%        10.81%         7.22%
                                                     ==============================================================================
       Based on market price per share .......          (1.78%)@@     13.17%         3.72%         9.72%         8.90%         4.27%
                                                     ==============================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses, net of reimbursement
         and excluding interest expense
         and fees*** .........................           1.08%*        1.09%         1.09%         1.02%         1.02%         1.05%
                                                     ==============================================================================
       Total expenses, net of reimbursement***           1.32%*        1.44%         1.39%         1.24%         1.21%         1.31%
                                                     ==============================================================================
       Total expenses*** .....................           1.33%*        1.44%         1.39%         1.25%         1.22%         1.31%
                                                     ==============================================================================
       Total investment income -- net*** .....           6.27%*        6.50%         6.47%         6.94%         6.94%         7.06%
                                                     ==============================================================================
       Amount of dividends to Preferred Stock
         shareholders ........................           1.76%*        1.65%         1.05%          .50%          .40%          .58%
                                                     ==============================================================================
       Investment income to Common Stock
         shareholders -- net .................           4.51%*        4.85%         5.42%         6.44%         6.54%         6.48%
                                                     ==============================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
       Dividends to Preferred Stock shareholders         3.30%*        3.04%         1.97%         1.04%          .89%         1.25%
                                                     ==============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to Common Stock,
         end of period (in thousands) ........       $218,847      $225,855      $218,250      $216,618      $218,642      $210,727
                                                     ==============================================================================
       Preferred Stock outstanding at
         liquidation preference, end of period
         (in thousands) ......................       $119,000      $119,000      $119,000      $119,000      $ 97,500      $ 97,500
                                                     ==============================================================================
       Portfolio turnover ....................              9%            9%           32%           14%           26%           37%
                                                     ==============================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
       Asset coverage per $1,000 .............       $  2,839      $  2,898      $  2,834      $  2,820      $  3,242      $  3,161
                                                     ==============================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
       Series A -- Investment income -- net ..       $    411      $    764      $    497      $    259      $    225      $    325
                                                     ==============================================================================
       Series B -- Investment income -- net ..       $    412      $    757      $    479      $    250      $    219      $    292
                                                     ==============================================================================
       Series C@ -- Investment income -- net .       $    409      $    753      $    500      $     91            --            --
                                                     ==============================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Series C was issued on August 23, 2004.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying securities or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed,


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       15
      the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"), therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At May 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $26,047,686, the related liability for trust certificates was $12,680,000 and the range of interest rates was 4.79% to 4.84%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the liability for trust certificates reflected as a result of the Fund's investments in TOB Residuals.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


16       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in CMA New Jersey Municipal Money Fund. For the six months ended May 31, 2007, the Manager reimbursed the Fund in the amount of $10,129.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For the six months ended May 31, 2007, the Fund reimbursed the Manager $3,133 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2007 were $31,454,280 and $41,378,101, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       17

Notes to Financial Statements (concluded)

rate that may vary for the successive dividend periods. The yields in effect at May 31, 2007 were as follows: Series A, 3.50%, Series B, 3.40% and Series C, 3.62%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of BlackRock, Inc., earned $85,580 as commissions.

5. Capital Loss Carryforward:

On November 30, 2006, the Fund had a net capital loss carryforward of $2,038,849, of which $1,799,293 expires in 2008 and $239,556 expires in 2012.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.058000 per share on July 2, 2007 to shareholders of record on June 15, 2007.

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ


18       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


    BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.              MAY 31, 2007       19

BlackRock MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniYield New Jersey Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #16381-5/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New Jersey Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    -----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: July 24, 2007